Nasdaq: HMST 1st Quarter 2023 May 4, 2023

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, and related to future plans and strategies, anticipated events, outcomes, or trends, as well as a number of assumptions concerning future events, are not historical facts and are identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will,” “would” and similar expressions. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, general economic trends, strategic initiatives we have announced, growth scenarios and performance targets and key drivers guidance with respect to loans held for investment, average deposits, net interest margin, noninterest income and noninterest expense. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2022, and in our subsequent quarterly reports on Forms 10-Q and Forms 8-K. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, changes in the U.S. and global economies, including business disruptions, reductions in employment, inflationary pressures and an increase in business failures, specifically among our customers; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect the business of the Bank, through which substantially all of our operations are carried out; there may be increases in competitive pressure among financial institutions or from non-financial institutions; our ability to attract and retain key members of our senior management team; the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; our ability to control operating costs and expenses; our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses; the adequacy of our allowance for credit losses; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived or interpreted differently; legislative or regulatory changes that may adversely affect our business or financial condition, including, without limitation, changes in corporate and/or individual income tax laws and policies, changes in privacy laws, and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; general economic conditions, either nationally or locally in some or all areas in which we conduct business, or conditions in the securities markets or banking industry, may be less favorable than what we currently anticipate; challenges our customers may face in meeting current underwriting standards may adversely impact all or a substantial portion of the value of our rate-lock loan activity we recognize; technological changes may be more difficult or expensive than what we anticipate; a failure in or breach of our operational or security systems or information technology infrastructure, or those of our third-party providers and vendors, including due to cyber-attacks; success or consummation of new business initiatives may be more difficult or expensive than what we anticipate; our ability to grow efficiently both organically and through acquisitions and to manage our growth and integration costs; the continued impact of COVID-19 on our business, employees and our ability to provide services to our customers and respond to their needs as more cases of COVID-19 may arise in our primary markets; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; litigation, investigations or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what we anticipate; our ability to obtain regulatory approvals or non-objection to take various capital actions, including the payment of dividends by us or the Bank, or repurchases of our common stock; and the consummation of our transaction to purchase three branches in southern California. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements for any reason. As used in this presentation, "HMST," "HomeStreet," the "Company," "we," "us," "our," or similar references refer to HomeStreet, Inc., a Washington corporation, and its consolidated subsidiary, HomeStreet Bank (the "Bank"). Non-GAAP Financial Measures This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments p. 2 Quarterly Results • Net income of $5.1 million, or $0.27 per share • Net interest margin of 2.23% • Loans held for investment increased by $60 million or 1% in the quarter • Total deposits increased $166 million to $6.2 billion, excluding brokered deposits • Uninsured deposits were $1.0 billion, equal to 14% of total deposits • Provision for credit losses of $0.6 million • Nonperforming assets to total assets 0.15% • Book value per share of $30.64 and tangible book value per share of $27.87(1) on March 31, 2023 Other Results • Declared and paid a quarterly cash dividend of $0.35 per share Recent Developments • Closed purchase of approximately $373 million in deposits ($322 million in balances at 3/31/23) and three retail branches in southern California. HomeStreet’s results reflect the challenges of rising interest rates and competition for deposits. (1) See appendix for reconciliation of non-GAAP financial measures.

p. 3 Managing through challenging times • Seattle-based diversified commercial & consumer bank – company founded in 1921 • Serving customers throughout the western United States • 58 bank branches • Total assets $9.9 billion Nasdaq: HMST

Seattle Metro Washington Oregon Idaho Utah California Hawaii Southern California Retail deposit branches (58) Primary stand-alone insurance office (1) Primary stand-alone lending centers (4)HomeStreet p. 4 The number of offices depicted does not include satellite offices that have a limited number of staff which report to a manager located in a separate primary office. Market Focus: • Seattle / Puget Sound • Southern California • Portland, OR • Hawaiian Islands • San Francisco / Bay Area, CA

Tops in the nation – Our recent awards p. 5 Ranked #8 among all U.S. Banks and #6 in the $5-50 billion in assets category by Bank Director. Ranked #1 in Depository Segment: • Overall Satisfaction • Net Promoter Score • Likelihood to Use Again • Loan Officer • Processor • Application Process • Products and Costs The MortgageCX Borrower Satisfaction Program is recognized as the industry benchmark for mortgage borrower satisfaction. Being named a Best-in-Class lender means we’ve received outstanding ratings from the borrowers our team served in 2022.

The content Operational Metric: Net Promotor Score  We are pleased to announce that we achieved a Net Promoter Score (NPS) of 40 in 2022– exceeding the bank industry benchmark for the seventh consecutive year.  The NPS is a measure of customer satisfaction calculated based on responses to a single question: How likely is it that you would recommend HomeStreet Bank to a friend or colleague? To calculate the bank’s latest NPS rating, we surveyed 33,200 checking customers and received more than 2,500 survey responses. 6 37 50 56 60 53 44 40 2016 2017 2018 2019 2020 2021 2022 HomeStreet Bank Net Promoter Score NPS Bank Industry NPS* Sources: *Qualtrics XM institute, **Customer Guru, ***BECU Annual Report Summary 2021, and ****WaFD Bank Investor Presentation 2022.

p. 7 Strategy • Refunding strategy to replace borrowings with promotional CDs and money market products • Long term strategy to replace borrowings with organic growth and acquisitions • Demonstrated ability to attract deposits at interest rates meaningfully below wholesale borrowing rates • Hedged borrowings ($1.3 billion) to mitigate risk of continued increases in interest rates • Utilize Fed Bank Term Funding Program to replace FHLB advances, hedge forward rate risk, better utilize collateral, and preserve contingent funding availability at the Federal Home Loan Bank and the Federal Reserve Current loan production strategy • Substantially reduced production levels in 2023 • Primarily variable rate loan production Rising Interest Rate Environment

p. 8 Diversified Deposit Base: • The average balance of our noninterest-bearing consumer deposit accounts as of March 31, 2023, was approximately $8,000 and overall average consumer deposit account balance was approximately $33,000. • The average balance of our noninterest-bearing business deposit accounts as of March 31, 2023, was approximately $88,000 and overall average business deposit account balance was approximately $137,000. • As a percentage of our deposit portfolio, our top ten customers make up only 4.2% of our total deposit balances. • We do not have exposure to volatile deposits such as start- up funds, venture capital or crypto funds . Liquidity: • Our on-balance sheet liquidity as of March 31, 2023, was 19%. • Our available contingent liquidity borrowing sources ($5.8 billion) equal to 82% of the total amount of deposits outstanding as of March 31, 2023. • We continue to add new deposit customers organically and through acquisitions. • In February, we completed the acquisition of three branches in Southern California which added $373 million ($322 million in balances at 3/31/23) of well diversified, primarily consumer, deposits. Liquidity Considerations

$54.5 $60.1 $63.0 $55.7 $49.4 3.29% 3.27% 3.00% 2.53% 2.23% 0 10 20 30 40 50 60 70 1Q22 2Q22 3Q22 4Q22 1Q23 Net Interest Income Net Interest Margin Net Interest Income & Margin p. 9 $ Millions • Higher funding costs: • Rising interest rates • Increased competition • Migration of low-cost deposits to higher cost deposits • Use of promotional rate deposit products and brokered deposits • Increasing yields on loans • Increasing yields on securities

$6.79 $7.45 $8.44 $8.89 $9.05 3.55% 3.68% 3.95% 4.24% 4.35% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 1Q22 2Q22 3Q22 4Q22 1Q23 Investment Securities Loans Average Yield Interest-Earning Assets p. 10 Average Balances $ Billions Average Rate Percent

$4.78 $5.55 $6.61 $7.17 $7.27 0.38% 0.55% 1.22% 2.12% 2.64% 0.16% 0.24% 0.71% 1.61% 1.79% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $0 $1 $2 $3 $4 $5 $6 $7 $8 1Q22 2Q22 3Q22 4Q22 1Q23 Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Interest-Bearing Liabilities Average Balances p. 11 $ Billions Average Rate Percent

26% 27% 23% 19% 21% 59% 57% 51% 42% 41% 15% 16% 26% 39% 38% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $- $1 $2 $3 $4 $5 $6 $7 $8 1Q22 2Q22 3Q22 4Q22 1Q23 Time Deposits Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits Consumer Deposits Deposits p. 12 $6.27 $6.18 $6.61 $7.45 $7.06 Period End Balances $ Billions

$15.6 $13.0 $13.3 $9.7 $10.2 $0 $10 $20 1Q22 2Q22 3Q22 4Q22 1Q23 Net Gain on Single Family Loan Sales Net Gain on Commercial & CRE Loan Sales Loan Servicing Income Deposit Fees Other Gain on sale of branches Noninterest Income p. 13 $ Millions Other consists of insurance agency commissions, swap income, gain (loss) on sale of securities, and other miscellaneous income

393 377 268 226 139 88 41 87 563 414 361 239 173 110 52 734.03% 3.78% 3.94% 2.73% 2.84% 2.03% 2.84% 2.56% 0% 2% 4% 6% 8% 10% 12% 0 100 200 300 400 500 600 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Single Family Loan Sales Rate Locks Loans Closed GOS Margin Rate Locks/Loan Closings, $ in millions Margin% Single Family Mortgage Banking p. 14 10% 6% 3% 5% 7% 0% 10% 20% 30% 40% 1Q22 2Q22 3Q22 4Q22 1Q23 Single Family Mortgage Banking as a % of Total Revenues

0% 1% 2% 3% 4% 5% 6% 7% $0 $100 $200 $300 $400 $500 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 DUS Sales CRE Sales DUS Margin CRE Margin Commercial Real Estate Loan Sales $ Millions p. 15

$54.5 $50.6 $49.9 $50.4 962 956 935 913 920 $0 $10 $20 $30 $40 $50 $60 $70 1Q22 2Q22 3Q22 4Q22 1Q23 General, Administrative and Other Information services Occupancy Compensation & Benefits FTE $52.5 Noninterest Expense p. 16 $ Millions

C&I (1) 11% CRE Perm Nonowner 9% Multifamily 53%Construction All Types 8% Home Equity & Other 5% Single Family 14% Loan Portfolio p. 17 A highly diversified loan portfolio by product and geography. Multifamily 79% Industrial 5% Office 7% Retail 6% Other 3% Permanent CRE by Property Type: $5.1 Billion (1) Custom Home Construction 25% Multifamily Construction 18% CRE 3% Residential Construction 37% Land & Lots 17% Construction by Property Type: $608 Million Loan Composition: $7.5 Billion (1) - Includes owner occupied CRE

Permanent Commercial Real Estate Lending Overview • Up To 30 Year Term • $30MM Loan Amt. Max • ≥ 1.15 DSCR • Avg. LTV @ Orig. ~ 60% p. 18 Loan Characteristics • Up To 15 Year Term • $30MM Loan Amt. Max • ≥ 1.25 DSCR • Avg. LTV @ Orig. ~ 62% • Up To 15 Year Term • $30MM Loan Amt. Max • ≥ 1.25 DSCR • Avg. LTV @ Orig. ~ 66% • Up To 15 Year Term • $30MM Loan Amt. Max • ≥ 1.25 DSCR • Avg. LTV @ Orig. ~ 54% • Additional property types are reviewed on a case by case basis • Includes acquired loan types • Examples include: hotels, schools, churches, marinas • Balance: $4.0B • % of Balances: 79% • Portfolio Avg. LTV ~ 57%(1) • Portfolio Avg. DSCR ~ 1.36x • Avg. Loan Size: $5.3M • Largest Dollar Loan: $48.0M 03/31/23 Balances Outstanding Totaling $5.1 Billion • Balance: $229M • % of Balances: 5% • % Owner Occupied: 51% • Portfolio LTV ~ 51%(1) • Portfolio Avg. DSCR ~ 1.62x • Avg. Loan Size: $2.4M • Largest Dollar Loan: $21.3M • Balance: $376M • % of Balances: 7% • % Owner Occupied: 30% • Portfolio LTV ~ 57%(1) • Portfolio Avg. DSCR ~ 1.70x • Avg. Loan Size: $2.4M • Largest Dollar Loan: $23.4M • Balance: $316M • % of Balances: 6% • % Owner Occupied: 20% • Portfolio LTV ~ 47%(1) • Portfolio Avg. DSCR ~ 1.66x • Avg. Loan Size: $2.8M • Largest Dollar Loan: $15.5M • Balance: $171M • % of Balances: 3% • % of Owner Occupied: 84% • Portfolio LTV ~ 36%(1) • Portfolio Avg. DSCR ~ 2.02x • Avg. Loan Size: $3.8M • Largest Dollar Loan: $23.8M 46% 22% 8% 15% 6% 3% Geographical Distribution (Balances) Multifamily 15% 27% 1%3% 46% 8% Industrial / Warehouse 15% 14% 4% 6% 48% 13% Office 18% 25%9% 7% 39% 2% Retail 5% 5% 1% 77% 12% Other CA Los Angeles County CA Other Oregon Other WA King/Pierce/Snohomish WA Other (1) Property values as of origination date. • HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk. • “Other” category includes loans secured by Schools ($81.7 million), Hotels ($28.8 million), and Churches ($13.3 million).

Construction Lending Overview • 12 Month Term • Consumer Owner Occupied • Borrower Underwritten similar to Single Family p. 19 Loan Characteristics • 18-36 Month Term • ≤ 80% LTC • Minimum 15% Cash Equity • ≥ 1.20 DSC • Portfolio LTV ~ 31% • Liquidity and DSC covenants • 18-36 Month Term • ≤ 80% LTC • Minimum 15% Cash Equity • ≥ 1.25 DSC • ≥ 50% pre-leased office/retail • Portfolio LTV ~48% • Liquidity and DSC covenants • 12-18 Month Term • LTC: ≤ 95% Presale & Spec • Leverage, Liquid. & Net Worth Covenants as appropriate • Portfolio LTV ~ 69% • 12-24 Month Term • ≤ 50% -80% LTC • Strong, experienced, vertically integrated builders • Portfolio LTV ~ 64% • Balance: $150M • Unfunded Commitments: $125M • % of Balances: 25% • % of Unfunded Commitments: 24% • Avg. Loan Size: $608K • Largest Dollar Loan: $1.8M 03/31/23 Balances Outstanding Totaling $608 Million • Balance: $109M • Unfunded Commitments: $162M • % of Balances: 18% • % of Unfunded Commitments: 32% • Avg. Loan Size: $7.3M • Largest Dollar Loan: $15.9M • Balance: $16M • Unfunded Commitments: $1M • % of Balances: 3% • % of Unfunded Commitments: 0% • Avg. Loan Size: $8.1M • Largest Dollar Loan: $14.4M • Balance: $226M • Unfunded Commitments: $203M • % of Balances: 37% • % of Unfunded Commitments: 40% • Avg. Loan Size: $578K • Largest Dollar Loan: $14.0M • Balance: $107M • Unfunded Commitments: $21M • % of Balances: 17% • % of Unfunded Commitments: 4% • Avg. Loan Size: $1.1M • Largest Dollar Loan: $7.2M 27% 5% 54% 6% 2%1% 5% Geographical Distribution (Balances) Custom Home Construction 33% 23%16% 28% Multifamily 89% 11% CRE 14% 9% 5% 4% 36% 12% 20% Residential Construction 28% 25% 4%10% 7% 4% 6% 16% Land and Lots Seattle Metro Puget Sound Other WA Other Portland Metro OR Other Hawaii California Utah Idaho Other: AZ, CO Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types.

Single Family Lending and Home Equity Line of Credit (HELOC) Overview p. 20 Single family Loan Characteristics • Balance: $1,06B • $97.03M Gov't Guaranteed • $310.47M Conventional Fixed Rate • $650.38M Conventional Variable Rate • Average Term Remaining: 302 Months • Average Term Remaining Conventional Variable Rate: 316 Months • Average Current LTV: 65.77% • DTI Initial: 28.71% • Average Loan Size: $506.64K • Largest Dollar Loan: $4.13M • Average Current Interest Rate 3.941% • Balance: $353.27M • Available Line: $546.07M • Average Loan Size: $65.08K • Largest Loan Size: $1M • Average FICO: 771 • Portfolio CLTV: 63.85% • Average Current Interest Rate: 8.694% 33% 15%23%4% 2% 5% 15%1% 2% Single Family Geographical Distribution (Balances) Single Family Lending 30% 18%8% 7% 3% 2% 29% 1%2% Home Equity Line of Credit Seattle Metro Puget Sound Other WA Other Portland Metro OR Other Hawaii California Utah Idaho Other: AZ, CO HELOC Geographical Distribution (Balances) HELOC Loan Characteristics

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of Mar. 31, 2023 p. 21 22% 18% 13% 13% 6% 6% 5% 4% 4% 9% Health Care and Social Assistance Finance and Insurance Manufacturing Wholesale Trade Retail Trade Professional, Scientific and Technical Services Construction Real Estate and Rental and Leasing Information All Other $392.8M

Outlook

Key Drivers Guidance Metric 2 to 3 Quarter Outlook Comments The expectations being provided below are subject to substantial uncertainty due to potential changes in macroeconomic conditions including the timing of any future Fed Funds target rate increases and ending high point. Loans Held for Investment Slightly increasing • Lower production levels due to uncertainty regarding economy and interest rates, projected growth in 2023: < 5% Average Deposits Slightly increasing • Continuing migration of lower cost deposits to higher-yielding products • Growth in consumer and business customers • Promotional products utilized to raise new money Net Interest Margin Decreasing • High levels of wholesale funding • Impact on funding costs of Fed rate increases • Current loan production at higher rates Noninterest Income Increasing • Increase in single family mortgage banking • Consistent servicing income and deposit fees Noninterest Expense Stable • Varying with single family mortgage production • Maintain noninterest expense at current levels p. 23 The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Annual Report on Form 10-K, and our quarterly reports on Form 10-Q, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations. Please refer to our cautionary notes on forward looking statements at the beginning of this presentation.

We are committed to our employees, to our communities, and to responsible banking practices. ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) PRACTICES p. 24 Overall • Nominating and Governance Committee oversees the Company’s ESG programs, policies and practices and may recommend the Board of Directors make changes to the Company’s ESG strategy. • In 2022, the Company established an ESG Management Steering Committee comprised of senior management and included ESG as part of our strategic plan. • In 2023, we adopted a Company-wide ESG Policy. • Currently evaluating disclosure frameworks across all ESG topics. • Conducted initial ESG priorities assessment to execute our ESG Program. • Inaugural ESG Report published Q2 2023 to the Company’s website. Environment and Sustainability • Evaluating disclosure frameworks against which to measure and risk manage our ESG Program priorities. • Evaluating disclosure controls and procedures for ESG disclosures. • Conducting proposed SEC climate rule readiness assessment. • Monitoring SEC proposed ESG rules, including on our climate disclosures. Social Responsibility and Human Capital • Continued attention to the safety, health and wellness of our employees as COVID-19 normalizes. • Established 4 Employee Resource Groups (ERGs): African American, Latinx, Women, and Pride. • Expanded employee learning resources to increase awareness around DE&I within employee population. • Continuing hybrid and remote work for many workers and continue to provide paid parking for employees at home office who are not yet comfortable returning to the workplace using public transportation. • 49% of company Managers are female and 51% male. • Expanding focus around succession planning to support opportunities to promote diverse talent. • So far in 2023, we provided over 300 hours of paid Community Service time-off for employees to volunteer in their community. • We have donated $109,000 year to date to local non-profit organizations, and our employees recorded over 1,700 hours of volunteer time. • In 2023, we have funded 11 Volunteer Grants on behalf of employees who serve as long-term volunteers with a non-profit organization. Governance • Oversight by an engaged Board of Directors who actively monitor the policies and business strategies of the Company and are committed to the interests of the Company, the shareholders, employees and communities where we operate. • Maintain effective governance practices including Principles of Corporate Governance, Committee Charters, Stock Ownership Guidelines, a Code of Ethics, a Whistleblower Policy and other policies.

Appendix

Results of Operations Quarter Ended $ Thousands, Except Per Share Data Mar. 31, 2023 Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Net Interest Income $49,376 $55,687 $63,018 $60,056 $54,546 Provision for Credit Losses 593 3,798 - - (9,000) Noninterest Income 10,190 9,677 13,322 13,013 15,558 Noninterest Expense 52,491 50,420 49,889 50,637 54,473 Income Before Income Tax 6,482 11,146 26,451 22,432 24,631 Total 5,058 8,501 20,367 17,721 19,951 Income per Share – Diluted $0.27 $0.45 $1.08 $0.94 $1.01 ROAA 0.22% 0.36% 0.91% 0.89% 1.10% ROAE 3.5% 6.0% 13.4% 11.8% 11.6% ROATE(1) 4.1% 6.4% 14.2% 12.6% 12.2% Net Interest Margin 2.23% 2.53% 3.00% 3.27% 3.29% Efficiency Ratio (1) 87.2% 76.2% 68.4% 68.5% 77.0% Full-Time-Equivalent Employees 920 913 935 956 962 Tier 1 Leverage Ratio (Bank) 8.46% 8.63% 9.15% 9.78% 10.30% Total Risk-Based Capital (Bank) 12.37% 12.59% 12.57% 12.29% 13.23% Tier 1 Leverage Ratio (Company) 6.91% 7.25% 7.61% 8.38% 8.99% Total Risk-Based Capital (Company) 11.15% 11.53% 11.43% 11.49% 12.65% p. 26 (1) See appendix for reconciliation of these non-GAAP financial measures.

Selected Balance Sheet and Other Data As of: $ Thousands, except per share data Mar. 31, 2023 Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Loans Held For Sale $24,253 $17,327 $13,787 $47,314 $59,150 Loans Held for Investment, net 7,444,882 7,384,820 7,175,881 6,722,382 5,826,546 Allowance for Credit Losses 41,500 41,500 37,606 37,355 37,944 Investment Securities 1,477,004 1,400,212 1,311,941 1,237,957 1,083,640 Total Assets 9,858,889 9,364,760 9,072,887 8,582,886 7,510,894 Deposits 7,056,603 7,451,919 6,610,231 6,183,299 6,270,535 Borrowings 1,878,000 1,016,000 1,569,000 1,458,000 273,000 Long-Term Debt 224,492 224,404 224,314 224,227 224,137 Total Shareholders’ Equity 574,994 562,147 522,789 580,767 601,231 Other Data: Book Value per Share $30.64 $30.01 $29.53 $31.04 $32.15 Tangible Book Value per Share(1) $27.87 $28.41 $27.92 $29.37 $30.47 Shares Outstanding 18,767,811 18,730,380 18,717,557 18,712,789 18,700,536 Loans to Deposit Ratio 106.4% 99.9% 109.3% 110.1% 94.5% Asset Quality: ACL to Total Loans(2) 0.56% 0.57% 0.53% 0.56% 0.66% ACL to Nonaccrual Loans 318.1% 412.7% 306.6% 411.3% 320.3% Nonaccrual Loans to Total Loans 0.17% 0.14% 0.17% 0.13% 0.20% Nonperforming Assets to Total Assets 0.15% 0.13% 0.15% 0.13% 0.17% Nonperforming Assets $14,886 $11,893 $13,991 $10,835 $12,581 p. 27 (1) See appendix for reconciliation of this non-GAAP financial measure. (2) This ratio excludes balances insured by the FHA or guaranteed by the VA or SBA.

Loans Held for Investment Balance Trend p. 28 $ Millions Mar. 31, 2023 Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Non-owner Occupied CRE $652 9% $658 9% $666 9% $711 11% $699 12% Multifamily 3,976 53% 3,976 54% 3,924 54% 3,476 51% 2,730 47% Construction / Land Development 607 8% 627 8% 590 8% 570 8% 528 9% Total CRE Loans $5,235 70% $5,261 71% $5,180 71% $4,757 70% $3,957 68% Owner Occupied CRE $438 6% $443 6% $432 6% $470 7% $464 8% Commercial Business 393 5% 360 5% 362 5% 394 6% 388 6% Total C&I Loans $831 11% $803 11% $794 11% $864 13% $852 14% Single Family $1,058 14% $1,009 13% $907 13% $822 12% $759 13% Home Equity and Other 362 5% 353 5% 332 5% 317 5% 296 5% Total Consumer Loans $1,420 19% $1,362 18% $1,239 18% $1,139 17% $1,055 18% Total Loans Held for Investment $7,486 100% $7,426 100% $7,213 100% $6,760 100% $5,864 100%

Loan Originations and Advances Trend p. 29 $ Millions Mar. 31, 2023 Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Non-owner Occupied CRE $3 1% $- 0% $11 1% $39 3% $23 3% Multifamily 18 5% 188 31% 474 52% 822 63% 371 50% Construction / Land Development 153 44% 186 30% 208 23% 190 14% 175 23% Total CRE Loans $174 50% $375 61% $693 76% $1,051 80% $569 76% Owner Occupied CRE $7 2% $21 3% $11 1% $22 2% $21 3% Commercial Business 58 17% 41 7% 36 4% 61 5% 54 7% Total C&I loans $65 19% $62 10% $47 5% $83 7% $75 10% Single Family $67 20% $129 21% $119 13% $119 9% $70 9% Home Equity and Other 39 11% 46 8% 55 6% 57 4% 33 5% Total Consumer loans $106 31% $175 29% $174 19% $176 13% $103 14% Total $345 100% $612 100% $914 100% $1,310 100% $747 100%

Allowance for Credit Losses by Product Type p. 30 $ Thousands Mar. 31, 2023 Dec. 31, 2022 Reserve Amount Reserve Rate Reserve Amount Reserve Rate Non-owner Occupied CRE $2,608 0.40% $2,102 0.32% Multifamily 9,787 0.25% 10,974 0.28% Construction/Land Development Multifamily Construction 1,345 1.23% 998 1.05% CRE Construction 204 1.02% 196 1.03% Single Family Construction 12,525 3.82% 12,418 3.51% Single Family Construction to Permanent 1,211 0.80% 1,171 0.74% Total CRE Loans 27,680 0.53% 27,859 0.53% Owner Occupied CRE 910 0.21% 1,030 0.23% Commercial Business 3,416 0.88% 3,247 0.91% Total C&I 4,326 0.52% 4,277 0.54% Single Family 5,804 0.61% 5,610 0.62% Home Equity and Other 3,690 1.02% 3,754 1.06% Total Consumer Loans 9,494 0.72% 9,364 0.74% Total Allowance for Credit Losses $41,500 0.56% $41,500 0.57% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA.

Non-GAAP Financial Measures $ Thousands, Except Per Share Data Quarter Ended Mar. 31, 2023 Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Tangible Book Value per Share Shareholders’ Equity $574,994 $562,147 $522,789 $580,767 $601,231 Less: Goodwill and Other Intangibles (51,862) (29,980) (30,215) (31,219) (31,464) Tangible Shareholders’ Equity $523,132 $532,167 $522,574 $549,548 $569,767 Common Shares Outstanding 18,767,811 18,730,380 18,717,557 18,712,789 18,700,536 Computed Amount $27.87 $28.41 $27.92 $29.37 $30.47 Tangible Common Equity to Tangible Assets Tangible Shareholders’ Equity $523,132 $532,167 $522,574 $549,548 $569,767 Tangible Assets Total Assets $9,858,889 $9,364,760 $9,072,887 $8,582,886 $7,510,894 Less: Goodwill and other intangibles (51,862) (29,980) (30,215) (31,219) (31,464) Net $9,807,027 $9,334,780 $9,042,672 $8,551,667 $7,479,430 Ratio 5.3% 5.7% 5.8% 6.4% 7.6% p. 31

Non-GAAP Financial Measures (continued) $ Thousands, Except Per Share Data Quarter Ended Mar. 31, 2023 Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Return on Average Tangible Equity Average Shareholders’ Equity $578,533 $565,950 $603,278 $603,664 $698,598 Less: Average Goodwill and Other Intangibles (30,969) (30,133) (30,602) (31,380) (31,624) Average Tangible Equity $547,564 $535,817 $572,676 $572,284 $669,974 Net Income $5,058 $8,501 $20,367 $17,721 $19,951 Amortization of Core Deposit Intangibles (net of tax) 459 183 186 191 191 Tangible Income Applicable to Shareholders $5,517 $8,684 $20,553 $17,912 $20,142 Ratio 4.1% 6.4% 14.2% 12.6% 12.2% Return on Average Assets Average Assets $9,530,705 $9,348,396 $8,899,684 $7,945,298 $7,363,589 Net Income $5,058 $8,501 $20,367 $17,721 $19,951 Ratio 0.22% 0.36% 0.91% 0.89% 1.10% Effective Tax Rate Used in Computations Above 22.0% 22.0% 22.0% 22.0% 22.0% p. 32

Non-GAAP Financial Measures (continued) $ Thousands Quarter Ended Mar. 31, 2023 Dec. 31, 2022 Sep. 30, 2022 June 30, 2022 Mar. 31, 2022 Efficiency Ratio Noninterest Expense $52,491 $50,420 $49,889 $50,637 $54,473 Adjustments State of Washington Taxes (555) (597) (629) (579) (506) Adjusted Total $51,936 $49,823 $49,260 $50,058 $53,967 Total Revenues Net Interest Income $49,376 $55,687 $63,018 $60,056 $54,546 Noninterest Income $10,190 $9,677 $13,322 $13,013 $15,558 Gain on sale of branches (4,270) Total Revenues $59,566 $65,364 $72,070 $73,069 $70,104 Ratio 87.2% 76.2% 68.4% 68.5% 77.0% Efficiency Ratio- excluding SFL Noninterest Expense (per above) $51,936 $49,823 $49,260 $50,058 $53,967 Less: SFL direct expense* (5,446) (3,845) (4,922) (7,339) (8,885) Net 46.490 45,978 44,338 42,719 45,082 Revenue (per above) $59,566 $65,364 $72,070 $73,069 $70,104 Less: SFL Revenue (4,065) (3,002) (2,660) (4,393) (6,735) Net 55,501 62,362 69,410 68,676 63,369 Ratio 83.8% 73.7% 63.9% 62.2% 71.1% Efficiency Ratio – SFL* 134.0% 128.1% 185.0% 167.1% 131.9% *excludes allocations of indirect expenses p. 33

Non-GAAP Financial Measures (continued) p. 34 To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non- GAAP measures of financial performance. In this presentation, we use the following non-GAAP measures: (i) tangible common equity and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios; and (ii) an efficiency ratio, which is the ratio of noninterest expense to the sum of net interest income and noninterest income, excluding certain items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes, and we believe including them in noninterest expense impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non- GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non- GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirements. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other parties in the evaluation of companies in our industry. Rather, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. We have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure.